UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  November 16, 2010

China New Media Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dalian Vastitude Media Group
8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
 (Address of Principal Executive Offices)

116001
(Zip Code)

86-0411-8272-8168
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On November 16, 2010, China New Media Corp. (the “Company”) issued a press release reporting the financial results of the Company for the fiscal quarter ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

All of the information furnished in Items 2.02 and 9.01 of this report, including the accompanying exhibit, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1	Press release reporting results for the fiscal quarter ended September 30, 2010, issued by the Company on November 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2010	China New Media Corp.

	By:	/s/ Guojun Wang
	Name:	Guojun Wang
	Title:	Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference

99.1	Press release reporting results for the fiscal quarter ended September 30, 2010, issued by the Company on November 16, 2010	X